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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                          -----------------------------

                                   CDOOR CORP
             (Exact name of registrant as specified in its charter)

         Delaware                                                20-1945139
(State of incorporation or                                    (I.R.S. Employer
       organization)                                         Identification No.)


                             20A Rehov Sharei Torah
                          Bayit Vegan, Jerusalem 96387
                         (Address of principal executive
                          offices, including zip code)
                         -------------------------------

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

      Securities Act registration statement file numbers to which this form relates: 333-128399.

      Securities to be registered pursuant to Section 12(b) of the Act: None

      Securities to be registered pursuant to Section 12(g) of the Act:

                               Title of each class
                               to be so registered
                          Common Stock, $.001 par value

      The Commission is respectfully requested to send copies of all notices, orders and communications to:

                             Michael S. Krome, Esq.
                                  8 Teak Court
                           Lake Grove, New York 11755
                              (631) 737-8381 (631)
                                 737-8382 (Fax)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

      The class of securities to be registered hereby is the common stock, $.001 par value per share (the "Common Stock'), of CDOOR Corp (the "Company"), a Delaware corporation.

      A description of the Common Stock is contained in the Prospectus included in the Registration Statement on Form SB-2 as originally filed with the Securities and Exchange Commission on September 19, 2005, Registration Statement File No. 333-128399. Such description is incorporated herein by reference. As of the filing of this Registration Statement, the Registrant had 2,000,000 shares outstanding.

Item 2. Exhibits.

          Exhibit       Description
          No.           -----------
          ---

            1.          Registration Statement on Form SB-2 (SEC File No.
                        333-128399) as originally filed with the SEC on September 19, 2005 incorporated herein by reference thereto.

            2. Certificate of Incorporation of the Company, incorporated by reference to Exhibit 3.1 to the Company's Form SB-2, filed with the SEC on September 19, 2005.

            3.          Bylaws of the Company, incorporated by reference to
                        Exhibit 3.2 to the Company's Form SB-2, filed with the SEC on September 19, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


                                        CDOOR CORP.


Date: February ___, 2006                By: /s/  Lavi Krasney
                                            ---------------------------
                                            Name:  Lavi Krasney
                                            Title: President


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                                  EXHIBIT INDEX

          Exhibit       Description
          No.           -----------
          ---

            1.          Registration Statement on Form SB-2 (SEC File No.
                        333-128399) as originally filed with the SEC on September 19, 2005 incorporated herein by reference thereto.

            2. Certificate of Incorporation of the Company, incorporated by reference to Exhibit 3.1 to the Company's Form SB-2, filed with the SEC on September 19, 2005.

            3.          Bylaws of the Company, incorporated by reference to
                        Exhibit 3.2 to the Company's Form SB-2, filed with the SEC on September 19, 2005.